UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2017

ALTISOURCE PORTFOLIO SOLUTIONS S.A.
(Exact name of Registrant as specified in its Charter)

Luxembourg	001-34354	98-0554932
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
40, avenue Monterey
L-2163 Luxembourg
Grand Duchy of Luxembourg
(Address of principal executive offices including zip code)

+352 2469 7900
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 28, 2017, REALHome Services and Solutions, Inc. and REALHome Services and Solutions - CT, Inc. (collectively, “RHSS”), two licensed real estate brokerage subsidiaries of Altisource Portfolio Solutions S.A. (the “Company” and, together with its subsidiaries, “Altisource”), entered into a Cooperative Brokerage Agreement (the “Brokerage Agreement”) with New Residential Sales Corp. (together with any other licensed real estate brokerage subsidiary of New Residential Investment Corp., “NRZ Brokerage”), a licensed real estate brokerage subsidiary of New Residential Investment Corp. (“New Residential” and, together with its subsidiaries, “NRZ”).

Under the Brokerage Agreement, RHSS will exclusively provide marketing and listing services for real estate owned (“REO”) properties included in certain mortgage servicing right (“MSR”) portfolios acquired, or to be acquired, by NRZ, including (i) an approximately $110 billion Unpaid Principal Balance (“UPB”) (as of June 30, 2017) non-agency MSR portfolio that NRZ agreed to acquire from certain subsidiaries of Ocwen Financial Corporation (together with its subsidiaries, “Ocwen”) in July 2017 and certain other Ocwen-owned portfolios if NRZ were to acquire these portfolios from Ocwen in the future (collectively, the “Ocwen Portfolio”), and (ii) an approximately $6 billion UPB (as of June 30, 2017) non-agency MSR portfolio that NRZ agreed to acquire from certain subsidiaries of PHH Corporation in December 2016 (the “PHH Portfolio” and, together with the Ocwen Portfolio, the “Covered Portfolios”). Pursuant to the Brokerage Agreement, RHSS will begin to receive REO referrals from NRZ Brokerage as the Covered Portfolios are transferred to one or more subsidiaries of New Residential, subject to PHH Corporation’s approval of Altisource as a vendor in the case of the PHH Portfolio. NRZ Brokerage will receive a referral commission for each REO property sold by RHSS on behalf of NRZ for which RHSS receives a commission under the Brokerage Agreement. Pursuant to a separate agreement between Altisource and Ocwen, Ocwen has agreed to waive its rights to receive any referral commission to which it may be entitled in connection with REO properties associated with the Ocwen Portfolio sold on behalf of NRZ. The Brokerage Agreement, which extends through August 2025, establishes a direct relationship between the brokerages, irrespective of NRZ’s subservicer.

Altisource Solutions S.à r.l. (“Altisource Solutions”), a wholly owned subsidiary of the Company, and New Residential each executed a guaranty in respect of the obligations of its respective brokerage subsidiaries under the Brokerage Agreement.

On August 28, 2017, RHSS and Altisource Solutions also entered into a letter agreement with NRZ (the “Letter Agreement”), which provides for NRZ to directly appoint RHSS (or another real estate brokerage subsidiary designated by Altisource) to perform the real estate brokerage services with respect to REO properties in the Covered Portfolios, subject to certain specified exceptions, in the event that NRZ Brokerage does not refer the business to RHSS and in which case the designated Altisource brokerage subsidiary would retain the seller’s brokerage commission.

Concurrently with the Brokerage Agreement and the Letter Agreement, Altisource Solutions executed a letter of intent with NRZ to enter into a services agreement (the “Services LOI”). Under the anticipated services agreement, to the extent allowable by law and other applicable contractual requirements, Altisource would provide certain fee-based services with respect to the Ocwen Portfolio, also through August 31, 2025.

Pursuant to the Services LOI, the parties have agreed to negotiate in good faith toward the execution of a services agreement within thirty (30) days from the date of the Services LOI, which period will be automatically extended by a further thirty (30) days if the parties are still negotiating in good faith at the end of the first thirty (30) days (such period, including as extended, the “Standstill Period”).

Pursuant to the Services LOI, the parties have also agreed to meet, within ninety (90) days from the date of the Services LOI, to discuss opportunities for Altisource to perform certain fee-based services unrelated to the Ocwen Portfolio. These services include, without limitation, REO management, REO liquidations, due diligence, valuations, title services and closing services. NRZ has agreed to consider, in good faith, any proposals submitted by Altisource at or following such meeting, provided that Altisource satisfies applicable legal and regulatory requirements and specified conditions relating to the quality and cost of such services. NRZ has further agreed to introduce Altisource to its subservicers and facilitate introductory discussions regarding potential opportunities for its subservicers to engage Altisource as a service provider.

Except for certain specified commitments, including those described in the two preceding paragraphs, all of the terms of the Services LOI are non-binding. There can be no assurance that the parties will reach an agreement with respect to the terms of a services agreement or that a services agreement will be entered into on a timely basis or at all.

RHSS has the right to terminate the Brokerage Agreement and the Letter Agreement upon ninety (90) days’ notice (which period may be shortened by NRZ) if a services agreement is not signed between Altisource and NRZ during the Standstill Period. The Brokerage Agreement may otherwise only be terminated upon the occurrence of certain specified events. The Brokerage Agreement also includes standard vendor oversight and audit rights and reporting requirements. NRZ has agreed that, during such notice period and/or the Standstill Period, it will not replace or reduce the role of Altisource as a service provider with respect to transferred MSRs in the Ocwen Portfolio.

Item 7.01 Regulation FD Disclosure.

On August 28, 2017, the Company and NRZ issued a joint press release in connection with the agreements described above. A copy of the press release is attached hereto as Exhibit 99.1.

The Company is furnishing this Form 8-K pursuant to Item 7.01, “Regulation FD Disclosure.” The information contained in this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Form 8-K contains forward-looking statements that involve a number of risks and uncertainties. These forward-looking statements include all statements that are not historical fact, including statements about management’s beliefs and expectations. These statements may be identified by words such as “anticipate,” “intend,” “expect,” “may,” “could,” “should,” “would,” “plan,” “estimate,” “seek,” “believe,” “potential” and similar expressions. Forward-looking statements are based on management’s beliefs as well as assumptions made by and information currently available to management. Because such statements are based on expectations as to the future and are not statements of historical fact, actual results may differ materially from what is contemplated by the forward-looking statements. Altisource undertakes no obligation to update any forward-looking statements whether as a result of new information, future events or otherwise. The risks and uncertainties to which forward-looking statements are subject include, but are not limited to, various risks relating to the transactions described herein, including in respect of the satisfaction of closing conditions to NRZ’s acquisition of the covered MSR portfolios, including obtaining the necessary third-party approvals; uncertainties as to the timing or completion of transfers related to NRZ’s acquisition of the covered MSR portfolios; litigation relating to the transactions; the possibility of early termination of the Brokerage Agreement; the possibility that the parties will not be able to negotiate a satisfactory services agreement; and the inability to obtain, or delays in achieving, the expected benefits of the transactions, as well as, Altisource’s ability to integrate acquired businesses, retain key executives or employees, retain existing customers and attract new customers, general economic and market conditions, behavior of customers, suppliers and/or competitors, technological developments, governmental regulations, taxes and policies, availability of adequate and timely sources of liquidity and other risks and uncertainties detailed in the “Forward-Looking Statements,” “Risk Factors” and other sections of Altisource’s Form 10-K and other filings with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

Exhibit 99.1	Press release issued jointly by Altisource Portfolio Solutions S.A. and New Residential Investment Corp. dated August 28, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 28, 2017

Altisource Portfolio Solutions S.A.

By:	/s/ Kevin J. Wilcox
Name:	Kevin J. Wilcox
Title:	Chief Administration and Risk Officer